Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Asset Management Fund (BTBFX)

Boston Trust Walden Balanced Fund (WSBFX)

(each a “Fund,” collectively, the “Funds”)

Supplement dated December 5, 2025
to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2025, as supplemented from time to time

Boston Trust Walden Inc., the investment adviser to the Funds (the “Adviser”), has agreed to reduce its advisory fee on the Funds. As a result, effective December 31, 2025, each Fund will pay an advisory fee of 0.75% of the first $300 million of average daily net assets, 0.65% of average daily net assets between $300 million and $600 million, and 0.55% of daily net assets in excess of $600 million. As a result of this change, the following revisions to the Prospectus and SAI are made as of December 31, 2025:

1. The second paragraph of the “Fund Management - The Investment Adviser” section on page 50 of the Prospectus is deleted and replaced as follows:

The Adviser makes the day-to-day investment decisions for the Funds. In addition, the Adviser continuously reviews, supervises, and administers each Fund’s investment program. For these advisory services, each of the Funds pays the Adviser an investment advisory fee based on the Fund’s average daily net assets. The Boston Trust Asset Management Fund and Boston Trust Walden Balanced Fund each pay the Adviser an investment advisory fee equaling 0.75% of the first $300 million of their average daily net assets, 0.65% of their average daily net assets between $300 million and $600 million, and 0.55% of their daily net assets in excess of $600 million. The Boston Trust Equity Fund and Boston Trust Walden Equity Fund each pay the Adviser an investment advisory fee equaling 0.75% of the first $300 million of their average daily net assets and 0.50% of their average daily net assets in excess of $300 million. All other Funds pay the Adviser investment advisory fees equaling 0.75% of their average daily net assets. During the fiscal period ended December 31, 2025, the Adviser received investment advisory fees from the Boston Trust Asset Management Fund equaling 0.75% of the first $500 million of its average daily net assets and 0.50% of its average daily net assets in excess of $500 million, and from the Boston Trust Walden Balanced Fund investment advisory fees equaling 0.75% of the Fund’s average daily net assets.

2. The first paragraph of the “INVESTMENT ADVISER” section on page 17 of the SAI is deleted and replaced as follows:

Investment advisory and management services are provided to the Funds by Boston Trust Walden Inc. pursuant to an Investment Advisory Agreement dated as of September 30, 2004, as amended. The Adviser is a wholly-owned subsidiary of Boston Trust Walden Company, a Massachusetts chartered banking and trust company (“Boston Trust”), which in turn is a wholly-owned subsidiary of Boston Trust Walden Corporation, a Delaware corporation. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates:

Fund	Investment Advisory Fee
Boston Trust Asset Management Fund(1)	0.75% of the first $300 million of average daily net assets, 0.65% of average daily assets between $300 million and $600 million, and 0.55% of average daily net assets in excess of $600 million
Boston Trust Equity Fund(2)	0.75% of the first $300 million of average daily net assets and 0.50% of average daily net assets in excess of $300 million
Boston Trust Midcap Fund	0.75% of average daily net assets
Boston Trust SMID Cap Fund	0.75% of average daily net assets
Boston Trust Walden Balanced Fund(3)	0.75% of the first $300 million of average daily net assets, 0.65% of average daily assets between $300 million and $600 million, and 0.55% of average daily net assets in excess of $600 million
Boston Trust Walden Equity Fund(2)	0.75% of the first $300 million of average daily net assets and 0.50% of average daily net assets in excess of $300 million
Boston Trust Walden Midcap Fund	0.75% of average daily net assets
Boston Trust Walden SMID Cap Fund	0.75% of average daily net assets
Boston Trust Walden Small Cap Fund	0.75% of average daily net assets
Boston Trust Walden International Equity Fund	0.75% of average daily net assets

(1)	Prior to December 31, 2025, the Adviser was entitled to an annual contractual management fee rate of 0.75% of the first $500 million of average daily net assets and 0.50% of average daily net assets in excess of $500 million.
(2)	Prior to December 31, 2024, the Adviser was entitled to an annual contractual management fee rate of 0.75% of average daily net assets.
(3)	Prior to December 31, 2025, the Adviser was entitled to an annual contractual management fee rate of 0.75% of average daily net assets.

Please retain this supplement with your Summary Prospectus, Prospectus, and SAI for future reference.

This Supplement dated December 5, 2025, and the Summary Prospectus, Prospectus, and SAI, each dated May 1, 2025, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.